UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 19, 2014
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2014, O.Com Land LLC (“O.Com Land”), a wholly owned subsidiary of Overstock.com, Inc. (“Overstock”), entered into a Purchase and Sale Agreement dated September 17, 2014 (the “Agency Purchase Agreement”) with the Redevelopment Agency of Midvale City (the “Agency”) relating to the purchase by O.Com Land of an approximately five-acre parcel of real property located in the Salt Lake Valley, and concurrently closed the transactions contemplated by the Agency Purchase Agreement. The purchase price for the property was approximately $2.9 million. A copy of the Agency Purchase Agreement is furnished as an exhibit to this Form 8-K.

As required by the Agency Purchase Agreement, on September 19, 2014 O.Com Land also entered into a Purchase Option Agreement dated September 17, 2014 with the Agency providing the Agency with an exclusive option to repurchase the property from O.Com Land for the same price paid by O.Com Land if (a) O.Com Land provides written notice to the Agency that O.Com Land desires to sell, ground lease or otherwise transfer the property, or (b) O.Com Land fails to provide written evidence reasonably acceptable to the Agency that each of the construction commencement conditions have been satisfied on or before the date that is forty-five (45) days before the date two years after the Purchase Option Agreement is recorded. As used in the Purchase Option Agreement, “construction commencement conditions” means each of the following conditions: (a) O.Com Land shall have delivered to the contractor identified in the Purchase Option Agreement a “notice to proceed”, and (b) the contractor shall have commenced construction of the Owner Improvements pursuant to the Construction Contract (as such terms are defined). A copy of the Purchase Option Agreement is furnished as an exhibit to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On September 22, 2014, O.Com Land and Overstock closed the transactions contemplated by the Purchase and Sale Agreement dated May 5, 2014 with Gardner Bingham Junction Holdings, L.C. and Arbor Bingham Junction Holdings, L.C. (“Bingham Purchase Agreement”) also relating to the purchase by O.Com Land of real property located in the Salt Lake Valley. The purchase price for the property purchased pursuant to the Bingham Purchase Agreement was approximately $7.9 million. The Bingham Purchase Agreement is described in the Form 8-K previously filed by Overstock on May 7, 2014, as amended by the First Amendment thereto described in the Form 8-K previously filed by Overstock on August 6, 2014 and by the Second Amendment thereto described in the Form 8-K previously filed by Overstock on September 8, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits
10.1 Purchase and Sale Agreement, dated September 17, 2014 but entered into on September 19, 2014 with the Redevelopment Agency of Midvale City
10.2 Purchase Option Agreement dated September 17, 2014 but entered into on September 19, 2014 with the Redevelopment Agency of Midvale City

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ MARK J. GRIFFIN
Mark J. Griffin
Senior Vice President, General Counsel and Corporate Secretary
Date:	September 23, 2014

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